Exhibit 99.1

IHEARTMEDIA, INC. REPORTS

SUPPLEMENTAL INFORMATION FOR 2018 FOURTH QUARTER AND FULL YEAR

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GAAP Measures by Segment

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Revenue
iHM	$965,716	$941,879	2.5%	$3,436,955	$3,442,963	(0.2)%
Americas Outdoor	330,158	306,715	7.6%	1,189,348	1,161,059	2.4%
International Outdoor	417,430	421,689	(1.0)%	1,532,357	1,427,643	7.3%
Other	60,632	44,352	36.7%	174,435	143,684	21.4%
Eliminations	(1,411)	(1,474)		(7,315)	(6,918)

Consolidated revenue	$1,772,525	$1,713,161	3.5%	$6,325,780	$6,168,431	2.6%

Direct Operating and SG&A expenses[1]
iHM	$630,793	$636,868	(1.0)%	$2,333,525	$2,304,864	1.2%
Americas Outdoor	191,899	182,149	5.4%	724,347	724,926	(0.1)%
International Outdoor	324,287	317,059	2.3%	1,269,239	1,184,054	7.2%
Other	31,359	25,800	21.5%	105,779	100,322	5.4%
Eliminations	(381)	(526)		(3,439)	(3,220)

Consolidated Direct Operating and SG&A expenses	$1,177,957	$1,161,350	1.4%	$4,429,451	$4,310,946	2.7%

Operating Income
iHM	$306,862	$246,200	24.6%	$925,655	$904,342	2.4%
Americas Outdoor	98,863	75,574	30.8%	298,195	257,014	16.0%
International Outdoor	58,819	65,529	(10.2)%	114,919	101,777	12.9%
Other	26,013	14,682	77.2%	55,154	28,395	94.2%
Corporate[2]	(101,779)	(86,230)	(18.0)%	(365,715)	(347,236)	(5.3)%
Impairment charges	—	(2,568)	(100.0)%	(40,922)	(10,199)	301.2%
Other operating income (loss), net	(1,556)	10,919		(6,768)	35,704

Consolidated Operating Income	$387,222	$324,106	19.5%	$980,518	$969,797	1.1%

[1]

Direct Operating and SG&A Expenses as included herein refers to the sum of Direct operating expenses (excludes depreciation and amortization) and Selling, general and administrative expenses (excludes depreciation and amortization).

[2]

Includes Corporate depreciation and amortization of $6.1 million and $6.9 million for the three months ended December 31, 2018 and 2017, respectively, and $24.6 million and $31.6 million for the year ended December 31, 2018 and 2017, respectively.

Non-GAAP Measures1 (see preceding table for comparable GAAP measures)

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Revenue, excluding movements in foreign exchange
iHM	$965,716	$941,879	2.5%	$3,436,955	$3,442,963	(0.2)%
Americas Outdoor	330,158	306,715	7.6%	1,189,351	1,161,059	2.4%
International Outdoor	434,760	421,689	3.1%	1,501,817	1,427,643	5.2%
Other	60,632	44,352	36.7%	174,435	143,684	21.4%
Eliminations	(1,411)	(1,474)		(7,315)	(6,918)

Consolidated revenue excluding movements in foreign exchange	$1,789,855	$1,713,161	4.5%	$6,295,243	$6,168,431	2.1%

Direct Operating and SG&A expenses, excluding movements in foreign exchange
iHM	$630,793	$636,868	(1.0)%	$2,333,525	$2,304,864	1.2%
Americas Outdoor	191,900	182,149	5.4%	724,353	724,926	(0.1)%
International Outdoor	337,548	317,059	6.5%	1,239,406	1,184,054	4.7%
Other	31,359	25,800	21.5%	105,779	100,322	5.4%
Eliminations	(381)	(526)		(3,439)	(3,220)

Consolidated Direct Operating and SG&A expenses, excluding movements in foreign exchange	$1,191,219	$1,161,350	2.6%	$4,399,624	$4,310,946	2.1%

OIBDAN
iHM	$334,923	$305,011	9.8%	$1,103,430	$1,138,099	(3.0)%
Americas Outdoor	138,259	124,566	11.0%	465,001	436,133	6.6%
International Outdoor	93,143	104,630	(11.0)%	263,118	243,589	8.0%
Other	29,273	18,552	57.8%	68,656	43,362	58.3%
Corporate	(92,467)	(75,353)	(22.7)%	(326,635)	(299,820)	(8.9)%
Eliminations	(1,030)	(948)		(3,876)	(3,698)

Consolidated OIBDAN	$502,101	$476,458	5.4%	$1,569,694	$1,557,665	0.8%

OIBDAN, excluding movements in foreign exchange
iHM	$334,923	$305,011	9.8%	$1,103,430	$1,138,099	(3.0)%
Americas Outdoor	138,258	124,566	11.0%	464,998	436,133	6.6%
International Outdoor	97,212	104,630	(7.1)%	262,411	243,589	7.7%
Other	29,273	18,552	57.8%	68,656	43,362	58.3%
Corporate	(92,791)	(75,353)	(23.1)%	(325,591)	(299,820)	(8.6)%
Eliminations	(1,030)	(948)		(3,876)	(3,698)

Consolidated OIBDAN, excluding movements in foreign exchange	$505,845	$476,458	6.2%	$1,570,028	$1,557,665	0.8%

Revenue excluding effects of foreign exchange and revenue from outdoor business sold
Americas Outdoor	$330,158	$306,715	7.6%	$1,189,351	$1,147,379	3.7%
Consolidated revenue, excluding effects of foreign exchange and revenue from outdoor businesses sold	$1,789,855	$1,713,161	4.5%	$6,295,243	$6,154,751	2.3%
OIBDAN excluding effects of foreign exchange and revenue from outdoor business sold
Americas Outdoor	$138,258	$124,566	11.0%	$464,998	$436,038	6.6%
Consolidated OIBDAN, excluding effects of foreign exchange and revenue from outdoor businesses sold	$505,845	$476,458	6.2%	$1,570,028	$1,557,570	0.8%

Certain prior period amounts have been reclassified to conform to the 2018 presentation of financial information.

[1]

See the end of this disclosure for reconciliations of (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenues, excluding effects of foreign exchange rates, to revenues (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenues, excluding political advertising revenues, to revenues; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses; (vi) consolidated and outdoor revenues, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor revenues; (vii) consolidated and outdoor direct operating and SG&A expenses, excluding the effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor direct operating and SG&A expenses; and (vii) consolidated and outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor operating income. See also the definition of OIBDAN under the Supplemental Disclosure section in this disclosure.

Supplemental Disclosure Regarding Non-GAAP Financial Information

The following tables set forth the Company’s OIBDAN for the three months and years ended December 31, 2018 and 2017. The Company defines OIBDAN as consolidated operating income adjusted to exclude non-cash compensation expenses, included within corporate expenses, as well as the following line items presented in its Statement of Comprehensive Loss: Depreciation and amortization; Impairment charges; and Other operating income (expense), net.

The Company uses OIBDAN, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets.

The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management. The Company believes it helps improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different capital structures or tax rates. In addition, the Company believes this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Since OIBDAN is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating income as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. OIBDAN is not necessarily a measure of the Company’s ability to fund its cash needs. As it excludes certain financial information compared with operating income, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.

The other non-GAAP financial measures presented in the tables below are: (i) revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates; (ii) revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from outdoor business sold; (iii) revenues, excluding political advertising revenues and (iv) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates.

The Company presents revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, because management believes that viewing certain financial results without the impact of fluctuations in foreign currency rates facilitates period to period comparisons of business performance and provides useful information to investors. A significant portion of the Company’s advertising operations are conducted in foreign markets, principally Europe, the U.K. and China, and management reviews the results from its foreign operations on a constant dollar basis. Revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, are calculated by converting the current period’s amounts in local currency to U.S. dollars using average foreign exchange rates for the prior period.

In the third quarter of 2017, we sold our outdoor business in Canada. The Company presents revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from the business sold, for the consolidated Company and the Company’s segments, in order to facilitate investors’ understanding of operational trends without the impact of fluctuations in foreign currency rates and without the results from the markets and businesses that were sold, as these results will not be included in the Company’s results in current and future periods.

The Company presents revenues, excluding the effects of political revenue. Due to the cyclical nature of the electoral system and the seasonality of the related political revenues, management believes presenting revenue, excluding the effects of political revenue, provides additional information to investors about the Company’s revenue growth from period to period.

Corporate expenses, excluding the effects of non-cash compensation expenses and the effects of foreign exchange rates, is presented as OIBDAN excludes non-cash compensation expenses.

Since these non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, the most directly comparable GAAP financial measures as an indicator of operating performance.

As required by the SEC rules, the Company provides reconciliations below to the most directly comparable amounts reported under GAAP, including (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenues, excluding effects of foreign exchange rates, to revenues (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenues, excluding political advertising revenues, to revenues; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses; (vi) consolidated and outdoor revenues, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor revenues; (vii) consolidated and outdoor direct operating and SG&A expenses, excluding the effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor direct operating and SG&A expenses; and (vii) consolidated and outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor operating income.

Reconciliation of OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to Consolidated and Segment Operating Income (Loss)

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Impairment charges	Other operating (income) expense, net	Operating income (loss)
Three Months Ended December 31, 2018
iHM	$334,923	$—	$334,923	$—	$28,061	$—	$—	$306,862
Americas Outdoor	138,258	1	138,259	—	39,396	—	—	98,863
International Outdoor	97,212	(4,069)	93,143	—	34,324	—	—	58,819
Other	29,273	—	29,273	—	3,260	—	—	26,013
Corporate	(92,791)	324	(92,467)	2,198	6,084	—	—	(100,749)
Impairment charges	—	—	—	—	—	—	—	—
Other operating expense, net	—	—	—	—	—	—	1,556	(1,556)
Eliminations	(1,030)	—	(1,030)	—	—	—	—	(1,030)

Consolidated	$505,845	$(3,744)	$502,101	$2,198	$111,125	$—	$1,556	$387,222

Three Months Ended December 31, 2017
iHM	$305,011	$—	$305,011	$—	$58,811	$—	$—	$246,200
Americas Outdoor	124,566	—	124,566	—	48,992	—	—	75,574
International Outdoor	104,630	—	104,630	—	39,101	—	—	65,529
Other	18,552	—	18,552	—	3,870	—	—	14,682
Corporate	(75,353)	—	(75,353)	3,058	6,871	—	—	(85,282)
Impairment charges	—	—	—	—	—	2,568	—	(2,568)
Other operating income, net	—	—	—	—	—	—	(10,919)	10,919
Eliminations	(948)	—	(948)	—	—	—	—	(948)

Consolidated	$476,458	$—	$476,458	$3,058	$157,645	$2,568	$(10,919)	$324,106

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Impairment charges	Other operating (income) expense, net	Operating income (loss)
Year Ended December 31, 2018
iHM	$1,103,430	$—	$1,103,430	$—	$177,775	$—	$—	$925,655
Americas Outdoor	464,998	3	465,001	—	166,806	—	—	298,195
International Outdoor	262,411	707	263,118	—	148,199	—	—	114,919
Other	68,656	—	68,656	—	13,502	—	—	55,154
Corporate	(325,591)	(1,044)	(326,635)	10,583	24,621	—	—	(361,839)
Impairment charges	—	—	—	—	—	40,922	—	(40,922)
Other operating expense, net	—		—	—	—	—	6,768	(6,768)
Eliminations	(3,876)		(3,876)	—	—	—	—	(3,876)

Consolidated	$1,570,028	$(334)	$1,569,694	$10,583	$530,903	$40,922	$6,768	$980,518

Year Ended December 31, 2017
iHM	$1,138,099	$—	$1,138,099	$—	$233,757	$—	$—	$904,342
Americas Outdoor	436,133	—	436,133	—	179,119	—	—	257,014
International Outdoor	243,589	—	243,589	—	141,812	—	—	101,777
Other	43,362	—	43,362	—	14,967	—	—	28,395
Corporate	(299,820)	—	(299,820)	12,078	31,640	—	—	(343,538)
Impairment charges	—	—	—	—	—	10,199	—	(10,199)
Other operating income, net	—	—	—	—	—	—	(35,704)	35,704
Eliminations	(3,698)	—	(3,698)	—	—	—	—	(3,698)

Consolidated	$1,557,665	$—	$1,557,665	$12,078	$601,295	$10,199	$(35,704)	$969,797

Reconciliation of Revenues, excluding effects of foreign exchange rates, to Revenues

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Consolidated revenue	$1,772,525	$1,713,161	3.5%	$6,325,780	$6,168,431	2.6%
Excluding: Foreign exchange (increase) decrease	17,330	—		(30,537)	—

Consolidated revenue, excluding effects of foreign exchange	$1,789,855	$1,713,161	4.5%	$6,295,243	$6,168,431	2.1%

Americas Outdoor revenue	$330,158	$306,715	7.6%	$1,189,348	$1,161,059	2.4%
Excluding: Foreign exchange decrease	—	—		3	—

Americas Outdoor revenue, excluding effects of foreign exchange	$330,158	$306,715	7.6%	$1,189,351	$1,161,059	2.4%

International Outdoor revenue	$417,430	$421,689	(1.0)%	$1,532,357	$1,427,643	7.3%
Excluding: Foreign exchange (increase) decrease	17,330	—		(30,540)	—

International Outdoor revenue, excluding effects of foreign exchange	$434,760	$421,689	3.1%	$1,501,817	$1,427,643	5.2%

Reconciliation of Direct operating and SG&A expenses, excluding effects of foreign exchange rates, to Direct operating and SG&A expenses

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Consolidated direct operating and SG&A expenses	$1,177,957	$1,161,350	1.4%	$4,429,451	$4,310,946	2.7%
Excluding: Foreign exchange (increase) decrease	13,262	—		(29,827)	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange	$1,191,219	$1,161,350	2.6%	$4,399,624	$4,310,946	2.1%

Americas Outdoor direct operating and SG&A expenses	$191,899	$182,149	5.4%	$724,347	$724,926	(0.1)%
Excluding: Foreign exchange decrease	1	—		6	—

Americas Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$191,900	$182,149	5.4%	$724,353	$724,926	(0.1)%

International Outdoor direct operating and SG&A expenses	$324,287	$317,059	2.3%	$1,269,239	$1,184,054	7.2%
Excluding: Foreign exchange (increase) decrease	13,261	—		(29,833)	—

International Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$337,548	$317,059	6.5%	$1,239,406	$1,184,054	4.7%

Reconciliation of Revenues, excluding Political Advertising Revenues, to Revenues

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Consolidated revenue	$1,772,525	$1,713,161	3.5%	$6,325,780	$6,168,431	2.6%
Excluding: Political revenue	(58,446)	(11,443)		(108,252)	(30,370)

Consolidated revenue, excluding effects of political revenue	$1,714,079	$1,701,718	0.7%	$6,217,528	$6,138,061	1.3%

iHM revenue	$965,716	$941,879	2.5%	$3,436,955	$3,442,963	(0.2)%
Excluding: Political revenue	(32,330)	(8,216)		(61,417)	(21,834)

iHM revenue excluding, effects of political revenue	$933,386	$933,663	—%	$3,375,538	$3,421,129	(1.3)%

Americas Outdoor revenue	$330,158	$306,715	7.6%	$1,189,348	$1,161,059	2.4%
Excluding: Political revenue	(2,686)	(812)		(5,283)	(2,772)

Americas Outdoor revenue, excluding effects of political revenue	$327,472	$305,903	7.1%	$1,184,065	$1,158,287	2.2%

Other revenue	$60,632	$44,352	36.7%	$174,435	$143,684	21.4%
Excluding: Political revenue	(23,430)	(2,415)		(41,552)	(5,764)

Other revenue, excluding effects of political revenue	$37,202	$41,937	(11.3)%	$132,883	$137,920	(3.7)%

Reconciliation of Corporate Expenses, excluding Non-cash compensation expenses and effects of foreign exchange rates, to Corporate Expenses

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Corporate Expense	$94,665	$78,411	20.7%	$337,218	$311,898	8.1%
Excluding: Non-cash compensation expense	(2,198)	(3,058)		(10,583)	(12,078)

Corporate Expense, excluding non-cash compensation expense	$92,467	$75,353	22.7%	$326,635	$299,820	8.9%
Excluding: Foreign exchange (increase) decrease	324	—		(1,044)	—

Corporate Expense, excluding non-cash compensation expense and movements in foreign exchange	$92,791	$75,353	23.1%	$325,591	$299,820	8.6%

Reconciliation of Consolidated and Outdoor Revenues, excluding effects of foreign exchange rates and results from outdoor business sold, to Consolidated and Outdoor Revenues

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Consolidated revenue	$1,772,525	$1,713,161	3.5%	$6,325,780	$6,168,431	2.6%
Excluding: Revenue from outdoor business sold	—	—		—	(13,680)
Excluding: Foreign exchange (increase) decrease	17,330	—		(30,537)	—

Consolidated revenue, excluding effects of foreign exchange and revenue from outdoor business sold	$1,789,855	$1,713,161	4.5%	$6,295,243	$6,154,751	2.3%

Americas Outdoor revenue	$330,158	$306,715	7.6%	$1,189,348	$1,161,059	2.4%
Excluding: Revenue from markets and business sold	—	—		—	(13,680)
Excluding: Foreign exchange decrease	—	—		3	—

Americas Outdoor revenue, excluding effects of foreign exchange and revenue from markets and business sold	$330,158	$306,715	7.6%	$1,189,351	$1,147,379	3.7%

Reconciliation of Consolidated and Outdoor Direct operating and SG&A expenses, excluding effects of foreign exchange rates and results from outdoor business sold, to Consolidated and Outdoor Direct operating and SG&A expenses

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Consolidated direct operating and SG&A expenses	$1,177,957	$1,161,350	1.4%	$4,429,451	$4,310,946	2.7%
Excluding: Operating expenses from outdoor business sold	—	—		—	(13,585)
Excluding: Foreign exchange (increase) decrease	13,262	—		(29,827)	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from outdoor business sold	$1,191,219	$1,161,350	2.6%	$4,399,624	$4,297,361	2.4%

Americas Outdoor direct operating and SG&A expenses	$191,899	$182,149	5.4%	$724,347	$724,926	(0.1)%
Excluding: Operating expenses from markets and business sold	—	—		—	(13,585)
Excluding: Foreign exchange decrease	1	—		6	—

Americas Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from markets and business sold	$191,900	$182,149	5.4%	$724,353	$711,341	1.8%

Reconciliation of Consolidated and Outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor business sold, to Consolidated and Outdoor Operating income

(In thousands)	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
	2018	2017		2018	2017
Consolidated operating income	$387,222	$324,106	19.5%	$980,518	$969,797	1.1%
Excluding: Revenue, direct operating and SG&A expenses from outdoor business sold	—	—		—	(95)
Excluding: Foreign exchange decrease	3,744	—		334	—
Excluding: Non-cash compensation expenses	2,198	3,058		10,583	12,078
Excluding: Depreciation and amortization	111,125	157,645		530,903	601,295
Excluding: Other operating (income) expense, net	1,556	(10,919)		6,768	(35,704)

Consolidated OIBDAN, excluding effects of foreign exchange and OIBDAN from outdoor business sold	$505,845	$476,458	6.2%	$1,570,028	$1,557,570	0.8%

Americas Outdoor operating income	$98,863	$75,574	30.8%	$298,195	$257,014	16.0%
Excluding: Revenue, direct operating and SG&A expenses from markets and business sold	—	—		—	(95)
Excluding: Foreign exchange increase	(1)	—		(3)	—
Excluding: Depreciation and amortization	39,396	48,992		166,806	179,119

Americas Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from markets and business sold	$138,258	$124,566	11.0%	$464,998	$436,038	6.6%

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries, including iHeartMedia Capital I, LLC, iHeartCommunications, Inc. and Clear Channel Outdoor Holdings, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives, our expectations about certain markets and our liquidity, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Various risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Item 1A. Risk Factors” of iHeartMedia, Inc.’s and Clear Channel Outdoor Holdings, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.